EXHIBIT 10.16

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)         PAGE OF PAGES
RATING         DO-S10                                                1   |   26
--------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) NO. N00178-03-C-1013
--------------------------------------------------------------------------------
3. EFFECTIVE DATE  31 January 2003
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.     B04000/23453508
--------------------------------------------------------------------------------
5. ISSUED BY             CODE N00178

Contracting Officer
Naval Surface Warfare Center Dahlgren Division
17320 Dahlgren Road, Dahlgren, VA 22448
Attn: Constance M. Salisbury, Contract Specialist
--------------------------------------------------------------------------------
6. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE
     SEE ITEM 5
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY STATE AND ZIP CODE) ASI Technology Corporation
     Attn: Mr. Jerry E. Polis
     980 American Pacific Drive
     Suite 111
     Henderson, NV 89014
--------------------------------------------------------------------------------
8. DELIVERY
     [ ] FOB Origin      [X] Other (see below)
--------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT
     net 30
--------------------------------------------------------------------------------
10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS
     SHOWN IN:
          ITEM  Section G
--------------------------------------------------------------------------------
CAGE CODE 1TQPQ4              FACILITY CODE
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                    CODE   N00173
Naval Surface Warfare Center, Dahlgren Division
Attn: Dr. M. Arthur, N00178-03-C-1013
17320 Dahlgren Road; Dahlgren, VA 22448
--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY             CODE N68892
     DFAS CHASN OPLOC FP
     VENDOR PAY AND TRAVEL DIVISION
     P.O. BOX 118054; CHARLESTON, SC 29423-8054
--------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
    [ ] 10 U.S.C. 2304 (c)              [ ] 41 U.S.C. 253 (c)
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
     See Section
--------------------------------------------------------------------------------
15A. ITEM NO - See Section B
15B. SUPPLIES/SERVICES             SEE SCHEDULE
15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT
15G. TOTAL AMOUNT OF CONTRACT:           $68,587.00
--------------------------------------------------------------------------------
16. Table of Contents
     SEC  DESCRIPTION                                                 PAGE(S)
          PART I - THE SCHEDULE
X    A    SOLICITATION/CONTRACT FORM                                     2
X    B    SUPPLIES OR SERVICES AND PRICES/COSTS                          4
X    C    DESCRIPTION/SPECS./WORK STATEMENT                              7
X    D    PACKAGING AND MARKING                                         10
X    E    INSPECTION AND ACCEPTANCE                                     11
X    F    DELIVERIES OR PERFORMANCE                                     11
X    G    CONTRACT ADMINISTRATION DATA                                  13
X    H    SPECIAL CONTRACT REQUIREMENTS                                 17

          PART II - CONTRACT CLAUSES
X    I    CONTRACT CLAUSES                                              19

          PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
X    J    LIST OF ATTACHMENTS                                           26

          PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K    REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
     L    INSTRS. CONDS., AND NOTICES TO
     M    EVALUATION FACTORS FOR AWARD

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents;
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [ ] AWARD (Contractor is not required to sign this document).

Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)

--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR
     ASI TECHNOLOGY CORPORATION

     BY
     ---------------------------------------
     (Signature of person authorized to sign)
--------------------------------------------------------------------------------
19C. DATE SIGNED

--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
     GARY W. BYRAM
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICAN

     BY
     ----------------------------------
     (Signature of Contracting Officer)
--------------------------------------------------------------------------------
20C. DATE SIGNED

--------------------------------------------------------------------------------

                                N00178-03-C-1013                    Page 2 of 26
--------------------------------------------------------------------------------

SECTION A - SOLICITATION/CONTRACT FORM
--------------------------------------

CLAUSES INCORPORATED BY FULL TEXT

DDI-A1 SBIR PROGRAM DATA
------------------------

SBIR Topic: N02-140

Ddl-A20 NOTICE TO CONTRACTORS
-----------------------------

                             NOTICE TO CONTRACTORS

THE PURPOSE OF THIS NOTICE IS TO BRING MATTERS TO YOUR ATTENTION WHICH CAN AFFECT PAYMENT OF YOUR INVOICES.

CCR ANNUAL RENEWAL

YOU MUST CONFIRM YOUR REGISTRATION IN TILE CENTRAL CONTRACTOR REGISTRATION (CCR) DATABASE OR THE DEFENSE FINANCE AND ACCOUNTING SERVICE (DFAS) MAY NOT PROCESS YOUR INVOICE. YOU MAY OBTAIN MORE INFORMATION ON THIS ANNUAL RENEWAL CONFIRMATION PROCESS BY CALLING 1-888-227-2423 OR VIA THE INTERNET AT http://www.ccr2000.com/

EFTS

ELECTRONIC FUNDS TRANSFER (EFT) PAYMENT'S ARE BASED ON THE EFT INFORMATION CONTAINED IN THE CCR DATABASE. IT IS CRITICAL THAT YOU ENSURE THAT YOUR EFT INFORMATION IN THE CCR DATABASE REMAINS CURRENT AND CORRECT.

INVOICES

INVOICES MUST BE PREPARED AS PRESCRIBED BY THIS CONTRACT/ORDER OR THEY MAY BE REJECTED BY THE PAYING OFFICE. THIS CONTRACT/ORDER INCORPORATES ONE OR MORE OF THE FOLLOWING CLAUSES REGARDING PREPARATION AND SUBMISSION OF INVOICES:

     FAR 52.232-25 - Prompt Payment
     NAPS 5252.232-9000 - Submission of Invoices (Fixed Price) - This clause encourages the use of the Material Inspection and Receiving Report (DD Dorm 250) as an invoice.

PLEASE INSURE THAT INVOICES ARE PREPARED AND SUBMITTED IN ACCORDANCE. WITH THESE CLAUSES AND THE FOLLOWING ADDITIONAL INFORMATION:

                                N00178-03-C-1013                    Page 3 of 26
--------------------------------------------------------------------------------

    INVOICE PREPARATION - PLEASE ENSURE THAT YOUR INVOICE CLEARLY REFLECTS:

          (l) INVOICE NUMBER,
          (2) DATE OF INVOICE,
          (3) COMPANY NAME AND REMIT TO ADDRESS (COMPANY NAME ON THE INVOICE MUST MATCH THE COMPANY NAME ON THE CONTRACT),
          (4) CONTRACT NUMBER, AND
          (5) INVOICE AMOUNT.
          (6) INCLUDE THE COMPLETE LINE OF ACCOUNTING AND FUNDING DOCUMENT NUMBER IN BLOCK 23 OF THE DD FORM 250. THESE DATA ARE FOUND AT THE BEGINNING OF SECTION G OF THIS CONTRACT.

INVOICE SUBMISSION - SUMMIT THE ORIGINAL OF EACH INVOICE TO THE CONTRACT TECHNICAL POINT OF CONTACT. YOU MAY SUBMIT THE INVOICE (DD FORM 250) BY REGULAR MAIL OR BY EMAIL. IN ADDITION, SUBMIT ONE COPY OF EACH INVOICE T0 THE CONTRACT SPECIALIST. NAMES, MAILING ADDRESSES AND EMAIL ADDRESSES ARE PROVIDED IN SECTION G OF THIS CONTRACT.

                                N00178-03-C-1013                    Page 4 of 26
--------------------------------------------------------------------------------


                  SECTION B - SUPPLIES OR SERVICES AND PRICES
                  -------------------------------------------

ITEM NO        SUPPLIES/SERVICES
-------        -----------------

0001           SBIR RESEARCH AND DEVELOPMENT
               Firm Fixed Price
               The contractor shall perform research and development efforts in accordance with Section C and the Contractor's SBIR Phase I proposal dated September 2002 in response to SBIR Topic N02-140

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0001AA    Monthly Status Report    1      LOT       $11,000.00     $11,000.00

          The contractor shall perform research and development efforts and provide the First Monthly Status Report in accordance with CDRL AO01.

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0001AB    Monthly Status Report    1      LOT       $11,000.00     $11,000.00

          The contractor shall perform research and development efforts and provide the Second Monthly Status Report in accordance with CDRL A00I

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0001AC    Monthly Status Report    1      LOT       $11,000.00     $11,000.00

          The contractor shall perform research and development efforts and provide the Third Monthly Status Report in accordance with CDRL A001.

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0001AC    Monthly Status Report    1      LOT       $11,000.00     $11,000.00
          Phase 11 Program plan

          The contractor shall perform research and development efforts and provide the Fourth Monthly Status Report in accordance with CDRL A001 and the Phase 11 Program Plan in accordance with CDRL. A002.

                                N00178-03-C-1013                    Page 5 of 26
--------------------------------------------------------------------------------

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0001AE    Monthly Status Report/   1      LOT       $11,000.00     $11,000.00
          Preliminary Report

          The contractor shall perform research and development efforts and provide the Fifth Monthly Status Report in accordance with CDRL A001 and the Phase I Preliminary Report in accordance with CDRL A003.

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0001AF    Contract Summary         1      LOT       $13,587.00     $13,587.00
          Report

          The contractor shall perform research and development efforts and provide the Phase I Final Report in accordance with CDRL A004.

CLIN 0001  TOTAL                                                      $68,587.00

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0002      DATA                     1      LOT         *NSP            *NSP
          DELIVERABLES
          Firm Fixed Price
          The contractor shall provide the data deliverables in support of CLIN 0001 in accordance with attached CDRLs.

* - Not Separately Priced

ITEM NO   SUPPLIES/SERVICES
-------   -----------------

0003      OPTION CLIN
          SBIR RESEARCH AND DEVELOPMENT
          Firm Fixed Price
          The contractor shall perform research and development efforts in accordance with Section C and the Contractor's SBIR Phase I proposal dated September 2002 in response to SBIR Topic N02-140.

                                N00178-03-C-1013                    Page 6 of 26
--------------------------------------------------------------------------------


ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0003AA    Monthly Status Report    1      LOT        $9,000.00      $9,000.00

          The contractor shall perform research and development efforts and provide the First Monthly Status Report in accordance with CDRL A001.

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0003AB    Monthly Status Report    1      LOT        $9,000.00      $9,000.00

          The contractor shall perform research and development efforts and provide the Second Monthly Status Report in accordance with CDRL AOO1.

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0003AC    Contract Summary         1      LOT       $11,490.00      $11,490.00

          The contractor shall perform research and development efforts and provide the Phase 1 Final Report in accordance with CDRL A004.


CLIN 0003 TOTAL                                                     $29,490.00
                                                                    ----------

ITEM      SUPPLIES/SERVICES     QUANTITY  UNIT      UNIT PRICE       AMOUNT
 NO
0004      OPTION CLIN              1      LOT         *NSP            *NSP
          DATA
          DELIVERABLES
          Firm Fixed Price
          The contractor shall provide the data deliverables in support of CLIN 0003 in accordance with attached CDRLs.

* - Not Separately Priced

CLINS 0001 - 0004 TOTAL                                             $98,077.00
                                                                    ----------

                                N00178-03-C-1013                    Page 7 of 26
--------------------------------------------------------------------------------

SECTION C - DESCRIPTIONS AND SPECIFICATIONS
-------------------------------------------

CLAUSES INCORPORATED BY FULL TEXT
---------------------------------

Ddl-C10 STATEMENT OF WORK (SBIR)
--------------------------------

Performance of this contract by the Contractor shall be in accordance with the detailed obligations to which the Contractor committed itself in the Contractor's proposal entitled "Plasma Phased Array Radar Antenna Architecture", dated September 2002, submitted in response to the DOD Program Solicitation, SBIR Topic N02-140, entitled "Design and Build a Revolutionary Phased Array Radar System". The technical volume of the Contractor's proposal is incorporated by reference and hereby made subject to the provisions of this contract, as if included in full text herein

Periodic progress reports and a final report shall be delivered in accordance with Contract Data Requirements List, DD 1423, Exhibit A. All reports delivered by the Contractor to the Government under this contract shall prominently show on the cover of the report the following information

     (a) Name and business address of contractor.
     (b) Contract number.
     (c) Contract dollar amount.
     (d) SBIR Topic Number.
     (e) Technical Point of Contact (TPOC) or Contracting Officer Representative
         (COR) name, code and activity
     (f) Sponsor (if identified in Section G of this contract).
     (g) Contracting Office: Naval Surface Warfare Center, Dahlgren Division (NSWCDD), Dahlgren, VA, 22448

In addition to the complete hard copy of the Final Report, the Contractor shall provide the following NON-PROPRIETARY summary reports:

     (a) A Final Summary Report for Phase I SBIR contracts
     (b) A First Year Summary Report and a Final Summary Report for Phase II SBIR contracts.

The summary reports will be submitted directly to the Navy SBIR/STTR Web page at http://www.navysbir.brtrc.com/ select "Submission" then select "Submit a Phase I or Phase 11 Summary Report;" follow the directions.

                           DD 1423 DELIVERABLE SUMMARY
DD l 423                                                        Due Date (D 1423
 CDRL                      Description (DD 1423 Blk. 3)          Blks 12 & 13)
Reference
--------------------------------------------------------------------------------------------
A001                Phase I Monthly Status Retort        35 days after beginning of contract
                                                         and every month thereafter


                                N00178-03-C-1013                    Page 8 of 26
--------------------------------------------------------------------------------

A002                Phase II Plan                        120 days after beginning of contract
A003                Phase I Preliminary Report           30 days prior to contract completion
A004                Phase I Final Report                 Completion of contract
A005                Patents -- Reporting of Subject      Within 180 days after completion of
                    Inventions                           all contract work


Ddl-C11 S13IR PHASE II PROPOSAL INSTRUCTIONS
--------------------------------------------

A Phase II proposal can be submitted only by a Phase I awardee. Phase II proposals are NOT to be submitted unless and until the Government issues an imitation for the proposal; such invitations will be issued by letter from the Contracting Officer or SBIR Program Manager. The invitation letter will contain instructions for preparation and submission of the proposal. Invitation letters for Phase II proposals w1H be issued approximately 4 months after effective date of the Phase I contract; Phase II proposals will normally be due no later than 30 days after date of the invitation letter.

Ddl-C21 COPYRIGHT OF COMPUTER SOFTWARE
--------------------------------------

The contractor shall: (1) apply for copyright registration of the computer program code developed by the contractor, (2) place the copyright notice on the screen, in addition to the diskettes and manuals produced, and (3) place, next to the copyright notice, the additional phrase: "The U. S. Government has rights as specified in contract N00178-03-C-1013.

Ddl-C40 INFORMATION SYSTEMS (IS) SECURITY AND ACCREDITATION
-----------------------------------------------------------

Contractor Provision of IS Resources

Except in special circumstances explicitly detailed elsewhere in this document, the Contractor shall provide all IS resources needed in the performance of this contract. IS resources include, but are not limited to, computers, software, networks, and addresses.

Contractor Use of NSWCDD IS Resources

In the event that the contractor is required to have access to NSWCDD IS resources, the login name (common id) and associated information shall be registered with the NSWCDD site issuing authority.

If this contract requires that the contractor be granted access and use of NSWCDD IS resources (at any site), the IS shall be accredited for contractor use in accordance with procedures specified by the IS Security Office The accreditation shall include COR certification that the use and access is required by this contract.

Connections Between NSWCDD and Contractor Facilities

                                N00178-03-C-1013                    Page 9 of 26
--------------------------------------------------------------------------------


If there is a requirement (specifically delineated elsewhere in this contract) for interconnection between any facilities and/or ISs owned or operated by the contractor, such interconnection shall tape place only after approval from the NSWCDD IS Security Office. All such connections as well as the ISs connected thereto will be accredited (operated at an acceptable risk) by the appropriate NSWCDD Designated Approving; Authority (DAA) and comply with the requirements of DODDIR 5200.28 regarding Memorandums of Agreement. All such connections will be made outside the appropriate NSWCDD firewall.

Accreditation of Contractor-owned ISs

The Government reserves the right to have all contractor, owned ISs used in the performance of this contract accredited by the cognizant DAA.

Use of Contractor Personnel to Perform IS Security Tasking

General - Personnel performing IS security related tasking; must have successfully completed training and demonstrate proficiency in the following; areas: Information System Security Awareness, Security Domains, Incident Handling, and Auditing Concepts.

Architecture Specific - Personnel assigned to perform IS security related tasking for a specific area must be trained and demonstrate proficiency in that area. Typical examples include, but are not limited to: networking, processing classified information, Internet Protocols, Unix, Novell, and Microsoft operating systems.

Replacement or New IS Security Personnel - The contractor shall provide evidence that new and replacement IS personnel, unless they are Key Personnel, meet the above requirements and forward such information to the COR for review and approval by the Information Systems Security Office. Failure to meet the requirements herein may result in rejection of the person or persons. Replacement of IS personnel designated as Key Personnel will be in accordance with the Key Personnel provision contained herein.

HQ C-2-0011 COMPUTER SOFTWARE AND/OR COMPUTER DATABASE(S) DELIVERED TO AND/OR
-----------------------------------------------------------------------------
RECEIVED FROM THE GOVERNMENT (NAVSEA) (NOV 1996)
------------------------------------------------

(a) The Contractor agrees to test for viruses all computer software and/or computer databases, as defined in the clause entitled "RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION" (DFARS 252.227-7014), before delivery of that computer software or computer database in whatever media and can whatever system the software is delivered. The Contractor warrants that any such computer software and/or computer database will be free of viruses when delivered.

(b) The Contractor agrees to test any computer software and/or computer database(s) received from the Government for viruses prior to use under this contract

                                N00178-03-C-1013                   Page 10 of 26
--------------------------------------------------------------------------------

(c) Unless otherwise agreed in writing, any license agreement governing the use of any computer software to be delivered as a result of this contract must be paid-up and perpetual, or so nearly perpetual as to allow the use of the computer software or computer data base with the equipment for which it is obtained, or any replacement equipment, for so long as such equipment is used. Otherwise the computer software or computer data base does not meet the minimum functional requirements of this contract. In the event there is any routine to disable the computer software or computer data base in the future, that date certain shall not be less than 25 years after the delivery date of the computer software or computer database.

(d) No copy protection devices or systems shall be used in any computer software or computer database delivered under this contract to restrict or limit the Government from making copies. This does not prohibit license agreements from specifying the maximum amount of copies that can be made.

(e) Delivery by the Contractor to the Government of certain technical data and other data is now frequently required in digital form rather than as hard copy. Such delivery may cause confusion between data rights and computer software rights. It is agreed that, to the extent that any such data is computer software by virtue of its delivery in digital form, the Government will be licensed to use that digital-form data with exactly the same rights and limitations as if the data had been delivered as hard copy.

(f) Any limited rights legends or other allowed legends placed by a Contractor on technical data or other data delivered in digital form shall be digitally included on the same media as the digital-form data and must be associated with the corresponding digital-form technical data to which the legends apply to the extent possible. Such legends shall also be placed in human-readable forth on a visible surface of the media carrying the digital-form data as delivered; to the extent possible.

SECTION D - PACKAGING AND MARKING
---------------------------------

CLAUSES INCORPORATED BY FULL TEXT
---------------------------------

HQ D-1-0001 DATA PACKAGING LANGUAGE
-----------------------------------

All unclassified data shall be prepared for shipment in accordance with best commercial practice.

Classified reports: data, and documentation shall be prepared for shipment in accordance with National Industrial Security Program Operating Manual (NISPOM), DOD 5220.22-M dated January 1995.

                                N00178-03-C-1013                   Page 11 of 26
--------------------------------------------------------------------------------

SECTION E - INSPECTION AND ACCEPTANCE
-------------------------------------

INSPECTION AND ACCEPTANCE TERMS
-------------------------------

Supplies/services for CLINS 0001-0004 will be inspected/accepted by the Government at Destination:

CLAUSES INCORPORATED BY REFERENCE:
----------------------------------

     52.246-9      Inspection Of Research And Development (Short Form)  APR 1984
     52.246-16     Responsibility For Supplies                          APR 1984
     252.246-7000  Material Inspection And Receiving Report             DEC 1991

SECTION F - DELIVERIES OR PERFORMANCE
-------------------------------------

DELIVERY INFORMATION


CLINS          DELIVERY DATE       UNIT OF   QTY   FOB      SHIP TO ADDRESS
                                    ISSUE                   (CLINS 0001-0004)
0001                                               Dest.    Dr. Michael Arthur
0001AA         7 March 2003          Lot      1             NSWCDD
0001AB         7 April 2003          Lot      1             17320 Dahlgren Road
OOO1AC         7 May 2003            Lot      1
0001AD         6 June 2003           Lot      l
0001AE         7 July 2003           Lot      l
0001AF         6 August 2003         Lot      1
0002                                 Lot      1    Dest.
0003                                               Dest.
0003AA         35 Days After         Lot      1
               Option Exercise
0003AB         65 Days After         Lot      1
               Option Exercise
0003AC         95 Days After         Lot      1
               Option Exercise
0004                                 Lot      1    Dest.

CLAUSES INCORPORATED BY REFERENCE:

     52.242-15      Stop-Work Order                         AUG 1989
     52.247-34      F.O.B. Destination                      NOV 1991

CLAUSES INCORPORATED BY FULL TEXT
---------------------------------

Ddl-F10 DURATION OF CONTRACT PERIOD (SBIR PHASE I)
--------------------------------------------------

                                N00178-03-C-1013                   Page 12 of 26
--------------------------------------------------------------------------------


This contract shall become effective on 31 January 2003 or on the date of the award, whichever is later, and shall continue until 5 August 2003. The Government DOES NOT contemplate granting any extensions to the Phase I period of performance To maintain programmatic schedules and to allow timely evaluation and contract award of Phase 11 contracts, extensions to the Phase I contract period of performance will be considered only for fully-justified, extremely exceptional circumstances. The contractor acknowledges that any extension to the Phase I period of performance may preclude consideration for a Phase II contract.

The option quantity (if applicable and if exercised) shall be performed from the effective date of the written modification exercising the option and continue for a period of 90 days thereafter.

Ddl-F20 RECEIVING HOURS OF OPERATION
------------------------------------

All deliveries to the Receiving Officer, Dahlgren Division, Naval Surface Warfare Center, Dahlgren, VA shall be made Monday through Friday from 7:00 a.m. to 2:30 p.m., local time. Deliveries will not be accepted after 2:30 p.m. No deliveries will be made can government holidays.

Ddl-F40 CONTRACTOR NOTICE REGARDING LATE DELIVERY
-------------------------------------------------

In the event the contractor anticipates or encounters difficulty in complying with the contract delivery schedule or date, he/she shall immediately notify, in writing, the Contracting Officer and the cognizant Contract Administration Services Office, if assigned. The notice shall give the pertinent details; however such notice shall riot be construed as a waiver by the Government of any contract delivery schedule, or of any rights or remedies provided by law or under this Contract.

                                N00178-03-C-1013                   Page 13 of 26
--------------------------------------------------------------------------------

SECTION G - CONTRACT ADMINISTRATION DATA
----------------------------------------

ACCOUNTING AND APPROPRIATION DATA
---------------------------------

ACRN AA:       1731319 86ED 255 SAS05 0 068342 2D 009510 S18140000020
$68,587.00     (NSWCDD STUB NO. B04000/23453508, REF N0002403RX10996, ACRN AA)
               (FUNDS EXPIRE 31 DEC 03)

CLAUSES 1NCORPORATED BY REFERENCE:
----------------------------------

     252.242-7000   Postaward Conference               DEC 1991

CLAUSES INCORPORATED BY FULL TEXT
---------------------------------

Ddl-G1 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS
----------------------------------------------------------------------------

The payment office shall ensure that each payment under this contract is made in accordance with the accounting classification reference numbers (ACRNs) shown on each individual invoice. ACRNs are cited by the contractor on each invoice in accordance with clause 5252.232-9000, 5252.232-9001, or 5252.232-9003, as appropriate.

Ddl-G10 GOVERNMENT CONTRACT ADMINISTRATION POINTS-OF-CONTACT AND
----------------------------------------------------------------
RESPONSIBILITIES
----------------

[1] Procuring Contracting Officer (PCO).
----------------------------------------

     (a) Contact Information:

NAME/CODE:     Gary W. Byram
ADDRESS:       Naval Surface Warfare Center, Dahlgren Division
               17320 Dahlgren Road
               Dahlgren, Virginia 22448-5100
PHONE:         (540) 653-7478
FAX:           (540) 653-7088
EMAIL:         byramgy@nswc.navy.mi1

         (b) PCO responsibilities are outlined in FAR 1.602-2 The PCO is the only person authorized to approve changes in any of the requirements of this contract or orders issued thereunder and, notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the PCO's. The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer or is-p~g5u4nt to specific authority otherwise included as art of this contract. In the event the contractor effects any change at the direction of any person other than the PCO, the change will be considered to be unauthorized.

                                N00178-03-C-1013                   Page 14 of 26
--------------------------------------------------------------------------------

[2] Contract Specialist:
------------------------

     (a) Contact Information:
NAME/CODE:     Constance M. Salisbury
ADDRESS:       Naval Surface Warfare Center, Dahlgren Division
               17320 Dahlgren Road
               Dahlgren, Virginia 22448-51001
PHONE:         (540) 653-7478
FAX:           (540) 653-7098
EMAIL:         salisbury@nswc.navy.mil

         (b) The Contract Specialist is the representative of the Contracting Officer for all contractual matters.

[3] Technical Point of Contact (TPOC)
-------------------------------------

     (a) Contact Information:

NAME/CODE:     Dr. Michael Arthur
ADDRESS:       Naval Surface Warfare Center, Dahlgren Division
               17320 Dahlgren Road
               Dahlgren, Virginia 22448-5100
PHONE:         (540) 653-4781
FAX:
EMAIL:         arthurmd@nswc.navy.mil

         (b) The TPOC is the PCO's representative for technical matters when a COR is not appointed. The TPOC is responsible for technical issues of contract administration, such as providing all items of Government Furnished Information
(GFI), Government Furnished Material (GFM) and Government Furnished Equipment
(GFE) as/if specified in the contract as well as the inspection and acceptance of all contract deliverables.

[4] Division Sponsor (SBIR)
---------------------------

     (a) Contract Information:

NAME/CODE:     Douglas Marker
ADDRESS:       c/o Cheryl Reckeweg
               Naval Surface Warfare Center, Dahlgren Division
               17320 Dahlgren Road
               Dahlgren, Virginia 22448-5100
PHONE:         (540)653-2633
FAX:
EMAIL:         reckewegcm@nswc.navy.mil

                                N00178-03-C-1013                   Page 15 of 26
--------------------------------------------------------------------------------

         (b) The Division Sponsor is the PEO or NAVSEA Directorate whose SBIR funds are being used under the contract. The Division Sponsor authorizes the expenditure of SBIR funds for the contract.

[5] Sponsor (SBIR)
------------------

     (a) Contract Information:

NAME/CODE:     Richard Milligan
ADDRESS:       C/o Pegoy Medrow
               SEA 05R1, Building 197/2W-3251
               Isaac Hull Avenue, S.E.
               Washington, DC 20376
PHONE:         (202)781-3745
FAX:
EMAIL:         medrowpp@navsca.navy.mil

         (b) The Sponsor is the command office (NAVSEA, NAVAIR, ONR, etc.) that has overall responsibility for the agency's SBIR Program.

[6] Paving Office
-----------------

     (a) Address

NAME/CODE:     DFAS Charleston, OPLOC FP, Vendor Pay & Travel Division,
               Code N68892
ADDRESS:       P.O. Box 118054
               Charleston, S.C. 29423-804

         (b) The Paying Office makes all payments under the contract.

         (c) For the status of invoices and for payments of all types of commercial orders, contact DFAS Charleston Operation, Customer Service, Charleston, S.C. on (800) 755-3642 or (843) 746-6211. The office is open from 8:00 AM to 4:00 PM local time. Additionally, you can register at the following website, http://vendorpay.dfas.mil/newuser, to monitor the status of your invoices. This is the vendor pay inquiry system-mocas user registration.

                                N00178-03-C-1013                   Page 16 of 26
--------------------------------------------------------------------------------


Ddl-G12 POST-AWARD CONFERENCE
-----------------------------

         (a) A Post-Award Conference with the successful offeror will be conducted within 30 days after award of the contract. The conference will be held at the address below:

          Location/Address: Naval Surface Warfare Center
                            Dahlgren, Virginia

         (b) The contractor will be given five working days notice prior to the date of the conference by the Contracting Officer.

         (c) The requirement for a post-award conference shall in no event constitute grounds for excusable delay by the Contractor its performance of any provisions in the contract.

NAPS 5252.232-9000 SUBMISSION OF INVOICES (FIXED PRICES (JUL 1992)
------------------------------------------------------------------

         (a) "Invoice" as used in this clause does not include contractor requests for progress payments.

         (b) The contractor shall submit original invoices to the addresses identified in the solicitation/contract paragraph entitled "Notice to Contractors" found on page 2 of this contract.

         (c) The use of copies of the Material Inspection and Receiving Report
(MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.

         (d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.

         (e) The contractor shall prepare a separate invoice for each activity designated to receive the supplies or services:

         (f) if acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.

                                N00178-03-C-1013                   Page 17 of 26
--------------------------------------------------------------------------------


SECTION H - SPECIAL, CONTRACT REQUIREMENTS
------------------------------------------

CLAUSES INCORPORATED BY FULL TEXT
---------------------------------

Ddl-H10 EMPLOYMENT OF US GOVERNMENT PERSONNEL RESTRICTED
--------------------------------------------------------

In performing this contract, the Contractor shall not use as a consultant or employ (on either a full or part time basis) any active duty U.S. Government personnel (civilian or military) without the prior written approval of the Contracting Officer. Such approval may be given only in circumstances where it is clear that no laws and no DOD or U.S. Government instructions, regulations, or policies might possibly be contravened and no appearance of a conflict of interest will result.

Ddl-H11 CHANCES IN KEY PERSONNEL
--------------------------------

         (a) The Contractor agrees that a partial basis for award of this contract is the list of key personnel proposed. Accordingly, the Contractor agrees to assign to this contract those key persons whose resumes were submitted with the proposal necessary to fulfill the requirements of the contract. No substitution shall be made, without prior notification to and concurrence of the Contracting; Officer in accordance with this requirement.

         (b) The contractor agrees that no key personnel substitutions will be permitted unless such substitutions are necessitated by an individual's sudden illness, death, or termination of employment. All proposed substitutions shall have qualifications equal to or higher than the qualifications of the person to be replaced. The Contracting Officer shall be notified in writing of any proposed substitution at least fifteen (15) days, or thirty (30) days if a security clearance is to be obtained, in advance of the proposed substitution. Such notification shall include:

                  (1) An explanation of the circumstances necessitating; the substitution;
                  (2) A complete resume of the proposed substitute;
                  (3) The hourly rates of the incumbent and the proposed substitute; and
                  (4) Any other information requested by the Contracting; Officer to enable him/her to judge whether or not the Contractor is maintaining the same high quality of personnel that provided the partial basis for award.

         (c) In the event a requirement to increase the specified level of effort for a designated labor category, but not the overall level of effort of the contract, occurs, the Contractor shall submit to the Contracting Officer a written request for approval to add personnel to the designated labor category. The same information as specified in paragraph (b) above is to be submitted with the request.

         (d) The Contracting Officer shall evaluate requests for changes in personnel and promptly notify the Contractor, in writing, whether the request is approved or disapproved.

                                N00178-03-C-1013                   Page 18 of 26
--------------------------------------------------------------------------------


Ddl-H42 SPECIAL PROVISIONS FOR SBIR CONTRACTS
---------------------------------------------

         (a) Research and Analytical Work. The contractor shall perform the proportion listed below of the research and/or analytical work under this contract unless an exception has been approved in advance, in writing, by the contracting officer:

          Phase I contracts - at least two-thirds (2/3)
          Phase II contract -at least one-half (1/2)

         (b) Principal Investigator Primary Employment. The primary employment of the principal investigator shall be with the contractor during the conduct of this contract. Primary employment means that more than one-half of the principal investigator's time is spent with the contractor and precludes full-time employment with another organization.

         (c) Place of Performance. The research or research and development work under this contract shall be performed in the United States. "United States" means the fifty states, the Territories and possessions of the United States, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Trust Territory of the Pacific Islands, and the District of Columbia.

         (d) American-made equipment and products. When purchasing any equipment or a product as a direct charge to the contract, the contractor shall purchase only American-made equipment and products to the extent possible in keeping with the overall purposes of the program.

Ddl-H50 NOTICE OF INCORPORATION OF SECTION K
--------------------------------------------

Section K of the solicitation (Representation, Certifications and Other Statements of Offerors) will not be distributed with the contract; however, it is incorporated in and forms a part of the resultant contract as though furnished in hill text therewith.

                                N00178-03-C-1013                   Page 19 of 26
--------------------------------------------------------------------------------


SECTION I - CONTRACT CLAUSES
----------------------------

CLAUSES INCORPORATED BY REFERENCE:
----------------------------------

52.209-6       Protecting the Government's Interest When Subcontracting JUL 1995
               With Contractors Debarred, Suspended, or Proposed for
               Debarment
52.211-15      Defense Priority And Allocation Requirements             SEP 1990
52.215-8       Order of Precedence--Uniform Contract Format             OCT 1997
52.219-6       Notice Of Total Small Business Set-Aside                 JUL 1996
52.222-3       Convict Labor                                            AUG 1996
52.222-21      Prohibition Of Segregated Facilities                     FEB 1999
52.222-26      Equal Opportunity                                        APR 2002
52.222-35      Equal Opportunity For Special Disabled Veterans,         DEC 2001
               Veterans of the Vietnam Era and Other Eligible Veterans
52.222-36      Affirmative Action For Workers With Disabilities         JUN 1998
52.222-37      Employment Reports On Special Disabled Veterans,         DEC 2001
               Veterans Of The Vietnam Era and Other Eligible Veterans
52.225-13      Restrictions on Certain Foreign Purchases                JUL 2000
52.227-1 Alt I Authorization And Consent (Jul 1995) - Alternate 1       APR 1984
52.232-2       Payments Under Fixed-Price Research And Development      APR 1984
               Contracts
52.232-23      Assignment Of Claims                                     JAN 1985
52.232-25      Prompt Payment                                           FEB 2002
52.232-33      Payment by Electronic Funds Transfer-Central Contractor  MAY 1999
               Registration
52.233-1       Disputes                                                 JUL 2002
52.233-3       Protest After Award                                      AUG 1996
52.243-1 Alt V Changes-Fixed-Price (Aug 1987) - Alternate V             APR 1984
52.244-6       Subcontracts for Commercial Items                        MAY 2002
52.249-1       Termination For Convenience Of The Government (Fixed     APR 1984
               Price) (Short Form)
52.249-9       Default (Fixed-Priced Research And Development)          APR 1984
252.204-7003   Control Of Government Personnel Work Product             APR 1992
252.204-7004   Required Central Contractor Registration                 NOV 2001
252.209-7004   Subcontracting With Firms That Are Owned or Controlled   MAR 1998
               By The Government of a Terrorist Country
252.225-7012   Preference For Certain Domestic Commodities              APR 2002
252.227-7016   Rights in Bid or Proposal Information                    JUN 1995
252.227-7018   Rights in Noncommercial Technical Data and Computer      JUN 1995
               Software--Small Business Innovation Research (SBIR)
               Program
252.227-7019   Validation of Asserted Restrictions--Computer Software   JUN 1995
252.227-7025   Limitations on the Use or Disclosure of Government-      JUN 1995
               Furnished Information Marked with Restrictive Legends
252.227-7030   Technical Data--Withholding of Payment                   MAR 2000

                                N00178-03-C-1013                   Page 20 of 26
--------------------------------------------------------------------------------

252.227-7034   Patents--Subcontracts                                    APR 1984
252.227-7036   Declaration of Technical Data Conformity                 JAN 1997
252.227-7037   Validation of Restrictive Markings on Technical Data     SEP 1999
252.227-7039   Patents--Reporting Of Subject Inventions                 APR 1990
252.231-7000   Supplemental Cost Principles                             DEC 1991
252.235-7011   Final Scientific or Technical Report                     SEP 1999
252.243-7001   Pricing Of Contract Modifications                        DEC 1991

CLAUSES 1NCORPORATFD BY FULL TEXT
---------------------------------

52.217-7  OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM (MAR 1989)
-------------------------------------------------------------------------------

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise fire option by written notice to the Contractor within 180 days after completion of the CL1N 0001 effort. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

52.227-11  PATENT RIGHTS--RETENTION BY THE CONTRACTOR (SHORT FORM) (JUNE 1997)
------------------------------------------------------------------------------

(a) Definitions.

         (1) "Invention" means any invention or discover which is or may be patentable or otherwise protectable under title 35 of the United Suites Code, or any novel variety of plant which is or may be protected under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

         (2) "Made" when used in relation to any intention means the conception or first actual reduction to practice of such invention.

         (3) "Nonprofit organization" means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1454 (26 U.S.C. 501(e)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)) or any not profit scientific or educational organization qualified under a state, nonprofit organization statute.

         (4) "Practical application" means to manufacture, in the case of a composition of product; to practice, in the case of a process or method, or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that is benefits are, to the extant permitted by law or Government regulations, available to the public on reasonable terms.

         (5) "Small business firm" means a small business concern as defined at section 2 of Pub. L, 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standards for small business

                                N00178-03-C-1013                   Page 21 of 26
--------------------------------------------------------------------------------


concerns involved in Government procurement and subcontracting at 13 CFR 1213-8 and 13 CFR 121.3-12, respectively, will be used.

         (6) "Subject invention" means any invention of the contractor conceived or first actually reduced to practice in the performance of work under this contract, provided that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)) must also occur during the period of contract performance.

(b) Allocation of principal rights. The Contractor may retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Contractor retains title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

(c) Invention disclosure, election of title, and tiling of patent application by Contractor.

         (1) The Contractor will disclose each subject invention to the Federal agency within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters. The disclosure to the agency shall be in the farm of a written report and shall identify the contract under which ire invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the invention, The disclosure shall also identify any publication, on sale or public use of the invention and whether a manuscript describing; the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the agency, the Contractor will promptly notify the agency of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

         (2) The Contractor will elect in writing whether or not to retain title to any such invention by notifying the Federal agency within 2 years of disclosure to the Federal agency. However, in any case inhere publication, on sale or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period for election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

         (3) The Contractor will file its initial patent application on a subject invention to which it elects to retain title within I year after election of title or, if earlier, prior to the end of any statutory period wherein valid patent protection can he obtained in the United States after a publication, on sale, or public use. The Contractor will file patent applications in additional countries or international patent offices within either 10 months of the corresponding initial patent application or 6 months from the (late permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

                                N00178-03-C-1013                   Page 22 of 26
--------------------------------------------------------------------------------


         (4) Requests for extension of the time for disclosure election, and filing under subparagraphs (c)(1), (2), and (3) of this clause may, at the discretion of the agency, be granted.

(d) Conditions when the Government may obtain title. The Contractor will convey to the Federal agency, upon written request, title to any subject invention--

         (1) If the Contractor fails to disclose or elect title to the subject invention within the tunes specified in paragraph (c) of this clause, or elects not to retain title, provided, that the agency may only request title within 60 days after learning of the failure of the Contractor to disclose or elect within the specified tines.

         (2) In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) of this clause; provided however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) of this clause, but prior to its receipt of the written request or the federal agency, the Contractor shall continue to retain title in that country.

         (3) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(e) Minimum rights to Contractor and protection of the Contractor right to file.

         (1) The Contractor will retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, except if the Contractor fails to disclose the invention within the times specified in paragraph (c) of this clause. The Contractor's license extends to its domestic subsidiary and affiliates, if any, within the corporate structure of which the Contractor is a party and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the federal agency, except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

         (2) The Contractor's domestic license may be revoked or modified by the funding Federal agency to the extent necessary to achieve expeditious practical application of subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions at 37 CFR Part 404 and agency licensing regulations (if any). This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the funding Federal agency to the extent the Contractor, its licensees, or the domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

         (3) Before revocation or modification of the license, the funding Federal agency will furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such either time as may be authorized by the funding Federal agency for good cause shown by the Contractor) after the notice to show cause why the

                                N00178-03-C-1013                   Page 23 of 26
--------------------------------------------------------------------------------

license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable regulations in 37 CFR Part 404 and agency regulations if any, concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of the license.

(f) Contractor action to protect the Government's interest.

         (1) The Contractor agrees try execute or to have executed and promptly deliver to the Federal agency all instruments necessary to (i) establish or confirm the rights the Government has throughout, the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to the Federal agency when requested under paragraph (d) of this clause and to enable the Government to obtain patent protection throughout the world in that subject invention.

         (2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employee's, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (c)(1) of this clause. The Contractor shall instruct such employees, through employee agreements or other suitable educational programs, on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

         (3) The Contractor will notify the Federal agency of any decisions not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, now less than 30 days before the expiration of the response period required by the relevant patent office.

         (4) The Contractor agrees to include, within the specification of any United States patent application and any patent issuing thereon covering a subject invention, the following statement, "This invention was made with Government support under (identify the contract) awarded by (identify the Federal agency). The Government has certain rights in the invention."

(g) Subcontracts.

         (1) The Contractor will include this clause, suitably modified to identify the parties, in all subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or domestic nonprofit organization. The subcontractor will retain all rights provided for the Contractor in this clause, and the Contractor will not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

                                N00178-03-C-1013                   Page 24 of 26
--------------------------------------------------------------------------------


         (2) The Contractor will include in all other subcontracts, regardless of tier, for experimental, developmental, or research work the patent rights clause required by Subpart 27.3.

         (3) In the case of subcontracts, at any tier, the agency, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the Federal agency with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes Act in connection with proceedings under paragraph (j) of this clause,

(h) Reporting on utilization of subject inventions. The Contractor agrees to submit, on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees, Such reports shall include information regarding the status of development, date of first commercial sale or use, grass royalties received by the Contractor, and such other data and information as the agency may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by the agency in connection with any march-in proceeding undertaken by the, agency in accordance with paragraph (j) of this clause. As required by 35 U.S.C, 202(c)(5), the agency agrees it will not disclose such information to persons outside the Government without permission of the Contractor.

(i) Preference for United States industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any product embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States, However, in individual cases, the requirement for such an agreement may be, waived by the Federal agency upon a showing by the Contractor or its assignee that reasonable but unsuccesful efforts have been made to grant licenses can similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

(j) March-in rights. The Contractor agrees that, with respect to any subject invention in which it has acquired title, the Federal agency has the right in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency to require the Contractor, an assignee or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request the Federal agency has the right to grant such a license itself if the Federal agency determines that--

         (1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

         (2) Such action is necessary to alleviate health or safety needs which are not reasonably

                                N00178-03-C-1013                   Page 25 of 26
--------------------------------------------------------------------------------

satisfied by the Contractor, assignee, or their licensees;

         (3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

         (4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

(k) Special provisions for contracts with nonprofit organizations. If the Contractor is a nonprofit organization, it agrees that--

         (1) Rights to a subject invention in the United States may not be assigned without the approval of the Federal agency, except where such assignment is made to an organization which has as one of its primary functions the management of inventions; provided, that such assignee will be subject to the same provisions as the Contractor;

         (2) The Contractor will share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (when the agency deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10;

         (3) The balance of any royalties or income earned by the Contractor with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions will be utilized for the support of scientific research or education, and

         (4) It will make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business firms, and that it will give a preference to a small business firm when licensing a subject invention if the Contractor determines that the small business firm has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business firms; provided, that the Contractor is also satisfied that the small business firm has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the contractor. However, the Contractor agrees that the Secretary of Commerce may review the Contractor's licensing program and decisions regarding small business applicants, and the Contractor will negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary's review discloses that the Contractor could take reasonable steps to more effectively implement the requirements of this subparagraph (k)(4).

(1) Communications.

The contractor shall report inventions in accordance with DFARS 252.227-4039 incorporated by reference in this contract.

                                N00178-03-C-1013                   Page 26 of 26
--------------------------------------------------------------------------------

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
-----------------------------------------------------

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es).

http://www.arnet.gov/far/
http://www.acq.osd.mil/dp/dars/dfars

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)
----------------------------------------------------

         (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

         (b) The use in this solicitation or contract of any DFARS (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)
-----------------------------------------------------------------

         (a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the Naval Surface Warfare Center, Dahlgren Division under Contract Number N00178-03-C-1013.

         (b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following; disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the mews of the Naval Surface Warfare Center, Dahlgren Division.

SECTION J - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
--------------------------------------------------------------

CLAUSES INCORPORATED BY FULL TEXT

Ddl-J10 LIST OF ATTACHMENTS
---------------------------

Attachment J.1 - Contract Data Requirements List. DD1423

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.
     SEE 16

B. EXHIBIT

C. CATEGORY

D. SYSTEM/ITEM
     Small Business Innovation Research

E. CONTRACT/PR NO.
     N00178-03-C-1013

F. CONTRACTOR
     ASI Technology Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A001
2. TITLE OF DATA ITEM              Status Report
3. SUBTITLE                        Phase I Monthly Status Report
4. AUTHORITY                       DI-MGMT-80368
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD Code B04-SBIR
7. DD 250 REQ.                     LT
8. APP CODE                        --
9. DIST STATEMENT REQUIRED         B
10. FREQUENCY                      MTHLY
11. AS OF DATE                     SEE 16
12. DATE OF FIRST SUBMISSION       35 DAC
13. DATE OF SUBSEQUENT SUBMISSION  SEE 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TPOC                           0       1      0
     Dr. Michael Arthur
     NSWCDD
     Procurement Div.               0       1      0
     Salisbury/SDS11C

     ATL TPOC                       0       1      0
     If Identified

     PEO SPONSOR                    0       1      0
     Douglas Marker

15. TOTAL                                   4
--------------------------------------------------------------------------------

16. REMARKS

Monthly Status Report. Report, signed by a Corporate Officer, to be delivered 35 days after beginning of contract and every month thereafter. Cost based on contractor format is acceptable.

CI-MGMT-80368 Section 10.2.2.3 is not required.

Address all work (conducted or completed) during the report period, include a point of contact for additional information.

Inventions and Computer programs originating during the report period shall be identified in the report; if none are originated, a statement to that effect shall be made.

Submit the report with the above Block 3 Subtitle, the Contract Number, and the report submission date.

Block A and 5: Applied to all CLINS and sub-CLINS which reference CDRL A001.

Block 9: Distribution statement B applies - "Distribution authorized to US Government agencies only. Other requests for this document must be referred to NSWCDD/B04"; to protect information not owned by the US Government and protected by a SBIR Contractor's "Limited Rights" as described in the SBIR Solicitation. Date of Limited Rights determination is the date of Contractor's proposal to employ proprietary information in the conduct of a SBIR contract.

G. PREPARED BY           C.S. STOUT, B049
H. DATE
I. APPROVED BY           R.G. VERMILLION, B04
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.
     SEE 16

B. EXHIBIT

C. CATEGORY

D. SYSTEM/ITEM
     Small Business Innovation Research

E. CONTRACT/PR NO.
     N00178-03-C-1013

F. CONTRACTOR
     ASI Technology Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A002
2. TITLE OF DATA ITEM              Contract Summary Report
3. SUBTITLE                        Phase I Preliminary Report
4. AUTHORITY                       DI-ADMN 80447
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD Code B04-SBIR
7. DD 250 REQ.                     LT
8. APP CODE                        --
9. DIST STATEMENT REQUIRED         B
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       30 DPCC
13. DATE OF SUBSEQUENT SUBMISSION  NONE
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TPOC                           0       3      0
     Dr. Michael Arthur
     ATL TPOC                       0       1      0
     If Identified

     NSWCDD
     Procurement Div.
     Salisbury/XDS11C
     Letter of
     Transmittal Only

15. TOTAL                                   4
--------------------------------------------------------------------------------

16. REMARKS

Phase I Preliminary Report. Preliminary Report to be delivered 30 calendar prior to completion of contract.

Block 3: Preliminary report shall be a draft of CDRL A003 "Final Report", outlining and synopsizing the critical information to be presented in the Final Report, and shall be submitted expressly for COTR Comment. Identification of all Technical Data Rights to be claimed by the Contractor and preserved for the Government shall be included in this draft report.

Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL A002.

Block 9: Distribution statement B applies - "Distribution authorized to US Government agencies only. Other requests for this document must be referred to NSWCDD/B04"; to protect information not owned by the US Government and protected by a SBIR Contractor's "Limited Rights" as described in the SBIR Solicitation. Date of Limited Rights determination is the date of Contractor's proposal to employ proprietary information in the conduct of a SBIR contract.


G. PREPARED BY           C.S. STOUT, B049
H. DATE
I. APPROVED BY           R.G. VERMILLION, B04
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.
     SEE 16

B. EXHIBIT

C. CATEGORY

D. SYSTEM/ITEM
     Small Business Innovation Research

E. CONTRACT/PR NO.
     N00178-03-C-1013

F. CONTRACTOR
     ASI Technology Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A003
2. TITLE OF DATA ITEM              Contract Summary Report
3. SUBTITLE                        Phase I Final Report
4. AUTHORITY                       DI-ADMN-80447
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD Code B04-SBIR
7. DD 250 REQ.                     DD
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         C
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       CC
13. DATE OF SUBSEQUENT SUBMISSION  15 DARC
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TPOC                           0       5      0
     Dr. Michael Arthur
     ATL TPOC                       0       2      0
     If Identified

     NSWCDD
     Code B04-SBIR
     Attn: R. Vermillion            0       1      0

     NSWCDD
     Procurement Div.               0       0      0
     Salisbury/XDS11C
     Letter of
     Transmittal Only
     Salisbury/XDS11C

     SPONSOR                        0       1      0
     Richard Milligan

15. TOTAL                                   9
--------------------------------------------------------------------------------

16. REMARKS

Phase I Final Report. Report to be delivered at completion of contract.

Block 3: Typed report, with cover page bearing: the Block 3 Subtitle; the Contract Number; the SBIR Topic Number; and the report submission date.

Report shall include a single page project summary per SBIR Program Solicitation paragraph entitled "Reports" providing the inception dates of each Invention and Computer Program originating under the contract, and provide respective patent and copyright application data.

Report body shall present the work completed in sufficient detail to permit independent verification of the results obtained; shall detail major accomplishments and Phase III transition plans (including patent and copyright applications); and shall cite applicable prior and existing Technical Data Rights utilized in performance of the Contract (if any).

Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL A004.

Block 8: Approval will be based on compliance with work statement requirements and technical content.

Block 9: Distribution statement B applies - "Distribution authorized to US Government agencies only. Other requests for this document must be referred to NSWCDD/B04"; to protect information not owned by the US Government and protected by a SBIR Contractor's "Limited Rights" as described in the SBIR Solicitation. Date of Limited Rights determination is the date of Contractor's proposal to employ proprietary information in the conduct of a SBIR contract.


G. PREPARED BY           C.S. STOUT, B049
H. DATE
I. APPROVED BY           R.G. VERMILLION, B04
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.
     SEE 16

B. EXHIBIT

C. CATEGORY

D. SYSTEM/ITEM
     Small Business Innovation Research

E. CONTRACT/PR NO.
     N00178-03-C-1013

F. CONTRACTOR
     ASI Technology Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A004
2. TITLE OF DATA ITEM              Report of Invention and Disclosure
3. SUBTITLE                        Patent Application for Invention
4. AUTHORITY                       "37-CFR Chapter 1"
5. CONTRACT REFERENCE              SEE BLOCK 16
6. REQUIRING OFFICE                NSWCDD Code B04-SBIR
7. DD 250 REQ.                     LT
8. APP CODE                        A
9. DIST STATEMENT REQUIRED         B
10. FREQUENCY                      ONE/R
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION  15 DARC
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TPOC                           0       1      0

     NSWCDD
     Code B04-SBIR
     Attn: R. Vermillion            0       1      0

     NSWCDD
     Procurement Div.
     Letter of
     Transmittal Only
     Salisbury/XDS11C


15. TOTAL                                   2
--------------------------------------------------------------------------------

16. REMARKS

Block 3: A Patent application prepared in accordance with the Rules of Practice of the United States Patent and Trademark Office (PTO) (as set forth in 37 CFR Chapter 1), including Specification, Drawings, Abstract, and one or more Claims, together with an appropriate declaration executed by the inventor or inventors, all in accordance with 37 CFR. The Patent Application shall be accompanied by one of the two instruments described below:

1. An assignment of the invention by the Contractor to the Government of the United States of America as represented by the Secretary of the Navy shall be delivered to the Contracting Officer upon exercise of the Contractor's election under FAR 52.227-11 to not apply to the PTO for Patent (the Government applies for patent and you receive use license).

2. A confirmatory instrument identifying the Patent by PTO application serial number and filing date and confirming nonexclusive, non transferable, irrevocable, paid-up license to practice or have practiced the invention for or on behalf of the United States, and also granting the Government in irrevocable power to inspect and make copies of the application and related papers in the PTC, shall be delivered to the Contracting Officer upon exercise of the Contractor's selection under FAR 52.227-11 to apply to the PTO for Patent. (The Government received license to use your Patent.)

Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL A004.

Block 9: Distribution statement B applies - "Distribution authorized to US Government agencies only. Other requests for this document must be referred to NSWCDD/B04"; to protect information not owned by the US Government and protected by a SBIR Contractor's "Limited Rights" as described in the SBIR Solicitation. Date of Limited Rights determination is the date of Contractor's proposal to employ proprietary information in the conduct of a SBIR contract.

Block 12: per FAR 52

G. PREPARED BY           C.S. STOUT, B049
H. DATE
I. APPROVED BY           R.G. VERMILLION, B04
J. DATE

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.
     SEE 16

B. EXHIBIT

C. CATEGORY

D. SYSTEM/ITEM
     Small Business Innovation Research

E. CONTRACT/PR NO.
     N00178-03-C-1013

F. CONTRACTOR
     ASI Technology Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A005
2. TITLE OF DATA ITEM              Contract Summary Report
3. SUBTITLE                        Phase II Plan
4. AUTHORITY                       DI-ADMN 80447
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                NSWCDD, Code B04-SBIR
7. DD 250 REQ.                     LT
8. APP CODE
9. DIST STATEMENT REQUIRED         B
10. FREQUENCY                      OTIME
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  NONE
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TPOC                           0       3      0
     Dr. Michael Arthur
     NSWCDD
     Code B04-SBIR
     Attn: R. Vermillion            0       1      0

     NSWCDD
     Procurement Div.
     Letter of
     Transmittal Only
     Salisbury/XDS11C

     ALT TPOC                       0       2       0
     If Identified

     DIV Sponsor                    0       2       0
     If Identified

15. TOTAL                                   8
--------------------------------------------------------------------------------

16. REMARKS

The 5 Page Phase II plan to be delivered 120 days after contract award is used to gain a better understanding of what the SBIR contractor plans to accomplish under a Phase II effort. This plan along with the Phase I final report will be used to decide whether or not a full Phase II proposal will be requested.

The following should be used as a format for the 5 Page Phase II Plan:

1. The cover (which will not count as a page) should have the Proposal Title, Principal Investigator, (with phone and E-mail), Phase I contract #, Phase I award start and end dates, Indication of whether a Phase I option was awarded under the current contract and the name of the Government Technical Monitor.

2. The body of plan you should include all of the following: a brief reference of the relevant Phase I solicitation topic and technical objective, a detailed description of the proposed Phase II objective, work plan, anticipated benefits, transition plans, commercialization applications, any matching dollars that will be applied to the Phase II effort, qualifications of key personnel, proposed facilities/equipment, and estimated costs. The potential to transition the technology into the Navy fleet is a critical evaluation criteria. Your detailed plans describing how the technology will be transitioned along with your success in transition past SBIR/STTR or other work will be included as part of this evaluation.

3. You may include also include discussions of related work and the companies ability to successful transition other efforts, but this will be included as part of the 5 page limit.

4. You may attach letters of endorsement from within the DOD or private sector which discuss the direct benefit of the technology to them and their intent of follow on funding either during Phase II or under a Phase III award. Letters of endorsement are strongly encouraged and are important to show a clear Navy need for the technology and an indication from the transition partners that they are on board and support the technology. Letters of endorsement will not be counted towards your 5 page limit.

Block A and 5: Applies to all CLINS and sub-CLINS which reference CDRL A005.



G. PREPARED BY           C.S. STOUT, B049
H. DATE
I. APPROVED BY           R.G. VERMILLION, B04
J. DATE